byrna®

PREPARED TO DEFEND | PREPARED FOR LIFE

INVESTOR PRESENTATION

April 2023

SAFE HARBOR STATEMENT

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future or projections by third parties are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements expressed or implied in this presentation include our projected market opportunity, expectations related to sales drivers, projected revenue for fiscal 2022, plans and expectations for product development , new product introduction, inventory growth and adequacy, and sales channel expansion, our expectations as to future consumer responses to our product and future sentiment related to gun violence, our ability to penetrate the law enforcement and private security markets and the the associated time frame, including expected deployment in Spokane , the extent to which our strategic acquisitions strengthen our competitive moat, our projected sales breakdown by market channels and product types, our target profit margins, our expected execution of our share repurchase program and our expectations as to the size of the buyback and the value it will create. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or Implied in this presentation. Risks that could cause actual results to differ from those anticipated include: recurrence or escalation of recent disruption of production, new product introduction and our ability to build inventory to meet demand and maintain Amazon warehouse and retailer shelf space related to ongoing, extended or new constraints to the supply for any reason including due to the ongoing pandemic, extended export permit delays or air freight disruption that could interfere with delivery of components or shipments out of South Africa where the Company has a production facility and in the United States, or elsewhere, new developments related to existing or new strains or COVID 19 or related events including reinstitution or expansion of curfews or government ordered shutdowns or stay-at-home orders, outbreaks in our facilities or new health and safety protocols, or further increases in rising component and freight costs and availability, any of which could disrupt product development or distribution, or operations of our suppliers and negatively impact prices, production, profit and revenues; our successful design and production of products, including products previously manufactured by third parties that we intend to manufacture in-house; our success in retaining key talent and recruiting in a highly competitive market, our ability to successfully to transition to managing production and sales of multiple product; our successful execution of plans to enter into new and potentially higher volume distribution channels; market response to our existing and new products; any design or production issues that may necessitate a recall or damage our reputation; our competitors' introduction of new products or execution of competing marketing strategies; and changes to our capital, new alternative investment or marketing opportunities, or other economic or market conditions that may lead us to suspend, change or terminate the intended repurchase of up to $30M of our common stock. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended . You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2022 for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

COUNTERVAILING SOCIETAL TRENDS
TAILWIND FOR BYRNA PRODUCTS

- Increased Concerns About Safety and Less Tolerance Towards Gun Violence


80%
75%
70%
65%
60%
55%
50%
45%
40%
60%
55%
50%
45%
40%
35%
30%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
% Reporting That There is More Crime In The US Compared to Last year
% Satisfied With the Nation's Laws or Policies on Guns

Source: Gallup. Record-High 56% in U.S. Perceive Local Crime Has Increased October 2022. https://news.gallup.com/poll/404048/record-high-perceive-local-crime-increased.aspx
Gallup. Dissatisfaction With U.S. Gun Laws Hits New High. https://news.gallup.com/poll/470588/dissatisfaction-gun-laws-hits-new-high.aspx

BYRNA IS PART OF THE SOLUTION

"To provide civilians, law enforcement officers and security professionals with a safe, reliable and effective non-lethal alternative to traditional firearms that will allow Byrna's customers to protect and defend themselves, their families and their community without the need to resort to deadly force."

PREPARED TO DEFEND | PREPARED FOR LIFE

BYRNANATION OVER 250,000 MEMBERS STRONG

- Over 250,000 launchers sold in the last 4 years to law enforcement, private security, small business owners, homeowners, RV owners, boaters
- Adopted by over 20 large international law enforcement agencies
- Hundreds of real-world cases of the Byrna being used to stop carjackings, thwart muggings and prevent home invasions
- Dozens of criminals apprehended by police without a single life lost – or taken
- Factories in US (Fort Wayne, IN), South Africa (Pretoria) and Argentina (Buenos Aires)
- Available in more than 500 brick & mortar outlets


byrna
byrna
2033


Army Veteran helps security guard apprehend suspect with a Byrna
3:14
TRUCK DRIVER USES BYRNA DURING ALTERCATION
Why this medevac pilot armed himself with Byrna
2:49
BYRNA STOPS PARKING LOT DISPUTE
2:12
SPECIAL FORCES VETERAN USES BYRNA TO SAVE WIFE DURING ATTACK
3:01
WHY THIS FATHER CHOSE BYRNA TO PROTECT HIS FAMILY
1:47
TRAVEL NURSE KEEPS ACTIVE LIFESTYLE WITH THE SAFETY OF BYRNA
2:51
Man uses Byrna Kinetic to defend himself and loved ones

Note: Interviews and additional content may be found on the Byrna Technologies Inc. YouTube channel: www.youtube.com/byrnanation

US CONSUMER MARKET OPPORTUNITY


US Consumer Market
204M Potential Customers Out Of 255M Adults
Non-Gun Owners
Estimated 80% Open to Byrna 138M Adults
Gun Owners
Estimated 80% Open to Byrna 66M Adults
140,000 E-Commerce Customers To Date
35M
Socially responsible self protection tool
Familiar look and feel of a firearm
16M

Note: Byrna estimates that approximately 80% of US adults would consider purchasing Byrna products.

US LAW ENFORCEMENT MARKET
PENETRATION VALIDATES BYRNA



- 300 agencies trained through our T3 program, all in last three (3) years
- Early adopters include both federal and state agencies such as the ATF, DEA, Secret Service, DHS and Spokane County
- Go to market strategy: through T3 training and LE specific dealers and distributors
- Long sales cycle (6-18 months from demonstration)



BYRNA HANDHELD LAUNCHERS



Byrna SD – Internals Cutaway

- Patented trigger-pull technology – Easy to use. First trigger pull punctures CO2 and propels projectile simultaneously
- Incapacitates an assailant from a safe standoff distance of up to 60 feet
- Compact and concealable – suitable for everyday carry
- Fires kinetic and chemical irritant projectiles using CO2 – multiple shot capacity (up to 7 in one magazine)
- No license, background check or waiting period required
- Good / Better / Best Offering:
  - Byrna EP: $299 – No safety lever
  - Byrna SD: $379 – Flagship pistol launcher
  - Byrna LE: $479 – 40% more capacity and 60% more power than the SD

Note: Possession and use may be subject to state or local regulation.

BYRNA .68 CAL PROJECTILES

- Payload Projectiles designed and manufactured in-house
- Key features:
  - Break lines to ensure breakage upon impact
  - Sonically welded to hold shells together
  - Colored shell to identify payload
- Self-defense (chemical irritants and kinetic), training and recreational projectiles (inert powder and eco-friendly powder)
- .68 caliber projectiles compatible with all current Byrna launcher platforms (Byrna handheld and shoulder fired launchers)
- Re-occurring consumable sale



Byrna Pepper Projectile – Internal Cutaway




SELF-DEFENSE
TRAINING AND RECREATION
Pepper
Max
Kinetic
Inert
Eco-Kinetic

BYRNA 12 GAUGE AMMO - KINETIC

- Utilizes patented fin-tailed technology, enabling effective range of 100 feet
- Kinetic 12 Gauge released in March 2023
- Taps into established base of 47M shotgun owners in the US and allows existing 12-gauge shotgun to fire less-lethal rounds
  - **Capturing 10% of the addressable market would result in $500mm of sales**
- Lower cost of entry for less-lethal adoption - $54.99. Introduction to Byrna Brand
- Inert and chemical irritant 12 Gauge versions under development


BYRNA
KINETIC
LESS
LETHAL



BYRNA SHOULDER FIRED LAUNCHERS



Byrna TCR: Tactical Compact Rifle



M4: Tactical Full-Sized Rifle

- Primarily catered towards law enforcement
- Fires .68 caliber projectiles using 12 gram CO_2
- Byrna TCR:
  - Capable of shooting 17+ rounds at 300 FPS
  - MSRP: $749
- Byrna Mission 4:
  - Capable of shooting 60 rounds at 325 FPS
  - MSRP: $899

Note: Possession and use may be subject to state or local regulation.

STEADY GROWTH PROFILE

Annual Revenue

($ in millions)



20%
y/y growth
(at midpoint)
$55.0M-
$60.0M
$48.0
$42.2
$16.6
$0.9
FY19
FY20
FY21
FY22
FY23
Guidance

Growth Strategy

Leverage the Byrna brand

- New Products
- New Channels
- New Markets
- Strategic Acquisitions

REVENUE GROWTH – EXCLUDING HANNITY


Annual Revenue Excluding Hannity Mentions on National TV
($ in millions)
$0.9
$7.0
371%
y/y growth
$33.0
45%
y/y growth
$48.0
20%
y/y growth
(at midpoint)
$55.0M-
$60.0M
FY19
FY20
FY21
FY22
FY23 Guidance

GROWING RETURNING CUSTOMER BASE

Repeat Customer Orders $ (www.byrna.com)


$2,113,561
$6,316,669
$9,131,563
FY2020
FY2021
FY2022


LAUNCHERS
VIRTUOUS CYCLE
PROJECTILES
ACCESSORIES

- Launchers drive consumable sales
- Razor / Razor-Blade model
- Growing level of repeat orders
- Installed base likely to upgrade

Gross Profit Margin / EBITDA Margin

	2020	2021	2022	2023E	Long Term Target
Gross Profit %	45%	54%	55%	60%	60 - 65%
Adj. EBITDA	N/A	3%	(2%)	5%	30%

Note: . See appendix for a reconciliation of GAAP comprehensive income to adjusted EBITDA and definition of adjusted EBITDA

FINANCIAL POSITION

($ in thousands)	As of November 30, 2022 (unaudited)	As of February 28, 2023 (unaudited)
Cash	$20,068	$14,426[1]
Inventory	$15,461	$17,994
Receivables	$5,915	$4,177
Payables + Accrued Liabilities	$7,708	$5,785
Debt	$0	$0
Treasury Shares	2,165,987	2,165,987
Net Working Capital	$33,720	$30,611

(1) Excludes $2.1mm of cash available at joint venture subsidiary.

UPCOMING PRODUCT INNOVATION

Handheld Launchers



Compact Launcher: High End Conceal Carry

Shoulder-Fired Launchers



PAL: Pump Action Launcher

12 – Gauge Chemical Payload and Training Rounds

- Utilizes patented fin-tailed technology, enabling effective range of up to 100 feet
- .61 caliber round ball + filled fin section provides more payload delivery compared to .68 caliber ball projectile
- Inert and chemical irritant versions under development
- Taps into established base of 43M shotgun owners in the US



INVESTMENT THESIS

- Right Product For The Times – Byrna Offers Compelling Solution to Countervailing Societal Trends
- Enormous Total Addressable Market – Consumer / International / Law Enf.
- Strong Balance Sheet - Ample Staying Power
- Strong and Seasoned Management Team

byrna®

PREPARED TO DEFEND | PREPARED FOR LIFE

APPENDIX

BYRNA LAUNCHERS
COMPARISON OVERVIEW


DISTANCE COMPARISON
Multiple Targets
STANDOFF DISTANCE = EQUALS SAFETY
BYRNA EFFECTIVE DISTANCE
<-20 meter->
ELECTRO SHOCK EFFECTIVE DISTANCE
<-6 meter->
PEPPERSPRAY EFFECTIVE DISTANCE
<-3 meter->
BYRNA - NO DIRECT LINE OF SIGHT NEEDED
On impact, the projectile breaks open and the irritant powder quickly saturates the air.
The irritant powder forms a cloud which effectively incapacitate a threat.

INTERNATIONAL PRESENCE

Americas



Europe and Africa



Asia and Oceania



- Byrna penetration in over 30 countries internationally, with several large sales to Indonesia, Argentina and South Africa (second home market with manufacturing capabilities)

ADJUSTED EBITDA RECONCILIATION

($ in thousands)	FY22	FY21
GAAP Net loss	**($7,885)**	**$(3,283)**
Adjustments:	293	(160)
Interest (income) expense	(201)	34
Income tax provision (benefit)	234	(160)
Depreciation and amortization	855	487
Non-GAAP EBITDA	(6,997)	(2,922)
Stock-based compensation	5,424	3,150
Severance/separation expense	556	1,300
Other income: forgiveness of PPP loan	-	(190)
Non-GAAP Adjusted EBITDA	($1,017)	1,338

Note: Adjusted EBITDA is a non-GAAP financial measure and does not replace the presentation of our GAAP financial results and should only be used as a supplement to, not as a substitute for, our financial results presented in accordance with GAAP. Our adjusted EBITDA measure eliminates potential differences in performance caused by variations in capital structures (affecting finance costs), tax positions, the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). We also exclude certain one-time and non-cash costs.